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                             LOAN MODIFICATION AGREEMENT

    This Loan Modification Agreement is entered into as of September 5, 1996, by and between Agro Dynamics, Inc. ("Agro Dynamics") and Agro Dyanmics Canada Inc. ("Agro Canada") (each, a "Borrower" and collectively, the "Borrowers") and Silicon Valley Bank, a California-chartered bank ("Lender"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name of "Silicon Valley East."

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrowers to Lender, Borrower's are indebted to Lender pursuant to, among other documents, a Revolving Credit Note, dated October 28, 1994 in the original principal amount of up to One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) (the "Revolving Note"). The Revolving Note has been modified pursuant to Loan Modification Agreement dated October 5, 1995 and July 5, 1996. The Revolving Note, together with other promissory notes from Borrowers to Lender, is governed by the terms of a Loan Agreement, dated October 28, 1994, between Borrowers and Lender, as such agreement may be amended from time to time (the "Loan Agreement").

Hereinafter, all indebtedness owing by Borrowers to Lender shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL: Repayment of the indebtedness is secured by three Security Agreements, each, dated October 28, 1994 (each, the "Security Agreement"), executed by Agro Dynamics and Agro Canada and EcoScience Corporation (the "Pledgor"); two Stock Pledge Agreements, each dated October 28, 1994 (each, the "Pledge Agreement"), one executed by Pledgor and one executed by Agro Dynamics and an Assignment of Deposit Account dated October 5, 1995 (the "Assignment"), executed by Pledgor. Additionally, repayment of the Indebtedness is guaranteed by EcoScience Corporation (the "Guarantor") pursuant to an EcoScience Guaranty dated October 28, 1994 (the "Guaranty").

Hereinafter, the above-described security documents, together with all other documents securing payment of the Indebtedness shall be referred to as the "Security Documents." Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3.  DESCRIPTION OF CHANGE IN TERMS.

    A.   MODIFICATION(S) TO REVOLVING NOTE.

1. Payable in one payment of all outstanding principal plus all accrued unpaid interest on October 5, 1996.

4. PAYMENT OF LOAN FEE. Borrowers shall pay Lender a fee in the amount of Five hundred and 00/100 Dollars ($500.00) (the "Loan Fee") plus all out-of-pocket expenses.

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5.  CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. NO DEFENSES OF BORROWER. Each Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrowers understand and agree that in modifying the existing Indebtedness, Lender is relying upon Borrowers' representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrowers to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the partly is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. JURISDICTION/VENUE. Each Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement, provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrowers and Lender (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Lender in California).

10. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

    This Loan Modification Agreement is executed as of the date first written above.


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BORROWERS:                                  LENDER:

AGRO DYNAMICS, INC.                         SILICON VALLEY BANK, doing
                                            business as SILICON VALLEY EAST

By: /s/ Harold A. Joannidi                  By:/s/ Joan S. Parsons
    ------------------------                   -----------------------------
Name:   Harold A. Joannidi                  Name:    Joan S. Parsons
     -----------------------                     ---------------------------
Title:  Treasurer                           Title: Senior Vice President
      ----------------------                       -------------------------


AGRO DYNAMICS CANADA INC.                   SILICON VALLEY BANK

By:/s/ Harold A. Joannidi                   By:/s/ Christine Ware
   -------------------------                  ------------------------------
Name:  Harold A. Joannidi                   Name:  Christine Ware
     -----------------------                     ---------------------------
Title: Treasurer                            Title: Vice President
      ----------------------                      --------------------------
                                                  Signed at San Jose, CA


The undersigned hereby consents and confirms the modifications to the Indebtedness pursuant to this Loan Modification Agreement and the Existing Loan Documents (including such provisions which apply specifically to EcoScience), hereby ratifies all the provisions of the Guaranty, Security Agreement, Pledge Agreement and Assignment, and confirms that all provisions of those document are in full force and effect.

GUARANTOR/PLEDGOR:

ECOSCIENCE CORPORATION

By: /s/ Harold A. Joannidi
   ---------------------------
Name:   Harold A. Joannidi
     -------------------------
Title:  Treasurer
      ------------------------